Supplement dated August 18, 2003

to the Prospectus
dated May 1, 2003
for
Flexible Premium Last Survivor Variable Life Insurance
Policies
issued by
EquiTrust Life Insurance Company
and its
EquiTrust Life Variable Account

This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

The following is incorporated at the end of the first paragraph under the heading, "THE POLICY - Purchasing the Policy" on page 23:

(The Company may issue a Policy with a minimum Specified Amount of $50,000. We must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code
Section 7702) for any Policy issued with a Specified Amount from $50,000 to $99,999.)